February 2012 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties.  Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, debt repayment, share repurchases, construction costs and capital expenditures, investment opportunities, rate base, future electric sales and the capital structure. Readers are cautioned not to place undue reliance on this forward-looking information.  Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information.  In addition to the assumptions and other factors referred to in connection with the forward-looking information, including, without limitation, rate recovery of any costs above the PSCW approved amount for the Oak Creek expansion; PSCW approval of utility construction projects, including infrastructure upgrades; and continued growth in earnings from ATC, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following:  general economic conditions; business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and, in particular, in the company’s service territories; timing, resolution and impact of pending and future rate cases and other regulatory decisions; availability of the company’s generating facilities; unanticipated changes in purchased power costs; unanticipated changes in coal or natural gas prices and supply and transportation availability;
key personnel changes; the ability to recover fuel and purchased power costs; varying weather conditions; catastrophic weather-related or terrorism-related damage; cyber-security threats, construction risks, including those associated with the construction of new environmental controls and renewable generation; adverse interpretation or enforcement of permit conditions by permitting agencies; equity and bond market fluctuations; the investment performance of the company’s pension and other post-retirement benefit plans; the impact of recent and future federal, state and local legislative and regulatory changes; current and future litigation, regulatory investigations, proceedings or inquiries, including FERC matters and IRS audits and other tax matters; the effect of accounting pronouncements issued periodically by standard setting bodies, including any requirement for U.S. registrants to follow International Financial Reporting Standards instead of GAAP; foreign governmental, economic, political and currency risks; and other factors described under the heading
“Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial
Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking
Information” and “Risk Factors” contained in Wisconsin Energy's Form 10-K for the year ended December 31, 2010 and in subsequent reports filed with the Securities and Exchange Commission.  Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 Key Areas to be Covered Overview of Wisconsin Energy Retail Electric and Gas Utilities Power the Future Wholesale Electric Transmission Earnings Outlook Appendix

Investment Thesis
Solid Growth with a Lower Risk Profile
Wisconsin Energy is positioned to deliver strong earnings and dividend growth with a lower than average risk profile
Targeted EPS growth of 4 - 6%
Double digit dividend growth - moving to a 60%
dividend payout ratio in 2014
Proven management team that has delivered strong
financial results and operational excellence
Constructive regulatory climate

Wisconsin Electric Gas Service Area
Wisconsin Electric Electric Service Area
Wisconsin Gas Service Area

Wisconsin Energy Corporation

Largest electric and gas company in Wisconsin 1.1 million electric customers 1.0 million natural gas customers Retail Electric and Gas Utilities 5

Overview of Wisconsin Energy
Estimated Rate Base and Power the Future Investment at 12/31/12
Retail Electric and Gas Utilities
Wisconsin, Michigan, and FERC
jurisdictions
48.5% to 53.5% equity for Wisconsin
Electric
10.4% allowed ROE
45% to 50% equity for Wisconsin Gas
10.5% allowed ROE
Power the Future
53% to 55% equity levels in lease
agreements
12.7% ROE fixed in lease agreements
Wholesale Electric Transmission
FERC jurisdictional
50% equity level for rates
12.2% ROE with true-up
Note:  Value for retail electric and gas utilities represents rate base.
Power the Future value is book value of investment.
Wholesale electric transmission is 26.2% of ATC’s rate base.
$10.0 Billion
$2.7
$6.6
$0.7

Utilities
PTF
Transmission

Retail Electric and Gas Utilities
Expected Levels of Investment and Depreciation
$401
$473
$611
$586
$260
$161
$24
$131
$71
$43
$39
$260
$305
$330
$355
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2011A 2012E 2013E 2014E
Base Renewable Environmental Depreciation
*Total depreciation expense is expected to be $305, $330 and $355 million in 2012, 2013, and 2014 respectively for utilities on a combined basis.
$792
$705
$678
$625

Average Total Utility Rate Base
Billions of Dollars
$8
$7
$6
$5
$4
$3
$2
$1
$0
-$1
$6.0
$1.0
$5.0
$6.6
$0.5
$6.2
($0.1)
$6.8
$0.2
$6.8
($0.2)
$6.9
$7.3
($0.4)
2011A
2012E
2013E
2014E
PPE
CWIP
All Other*

Wisconsin Energy Corporation

Retail Electric and Gas Utilities Projected Rate Base *All other is comprised of customer advances, def. taxes, inventory and implied working capital. 8

Rate Case Activity
Wisconsin Jurisdiction
Expect to file a full rate case proceeding in spring
of 2012 for rates effective in 2013
Key drivers:
Reinstatement of Regulatory Amortizations
Air quality controls at Oak Creek
Glacier Hills Wind Park
Biomass Plant
Finalization of Power the Future costs

Rate Case Activity
Michigan Jurisdiction
Filed rate case on July 5
Requested $17.5 million annually -- a 9.9% increase
Total increase of $7.7 million in January 2012
The commission approved a self-implementation of $5.7 million
(3.2% increase) offset by the Michigan portion of the DOE
settlement
Results in a net interim increase of 1.7%
In addition, approximately $2.0 million of renewable cost
recovery included in the Michigan PSCR effective January 1,
2012
Filed for a 10.4% ROE
Final rates effective July 2012

Retail Electric and Gas Utilities
Wolverine Joint Venture
In January, we announced that a joint venture with
Wolverine Power Cooperative at the Presque Isle
Power Plant is being explored
Wolverine would fund the cost of environmental upgrades
and become a part owner of the plant
WEC would continue to operate the plant
Expect a decision to be reached later this year
Regulatory approvals would be required
The joint venture would reduce our ownership in the
plant, but would not reduce rate base
Our 2012–2016 capital budget would not be materially
impacted
Timing of the construction would be dependent upon
final EPA regulation

Renewable Energy
Summary of New Investments
Glacier Hills
162 MW
Final investment is expected to be below
the PSCW approved amount of $364 million
Completed in December of 2011
Biomass
50MW
Estimated investment of $245-$255 million
Approved by PSCW and Domtar Inc.
Expected completion by the end of 2013
Wisconsin Electric has executed 165MW of
renewable energy transactions to help
achieve compliance with the Wisconsin
Renewable Portfolio Standard
We expect to be in compliance with the
Standard through 2016

Power the Future
Oak Creek Expansion – Accelerated Depreciation
In late December, the Internal Revenue Service confirmed
that accelerated depreciation can be applied to our recently completed expansion units at the Oak Creek site
We expect to see a $285 million cash timing benefit by the
end of 2014
Cash from accelerated depreciation would be used to:
Support a higher level of investment in our core business
Reduce debt levels at the holding company
Fund our revised dividend policy
Deferred tax impact will not
affect our rate base

$310
$272
$253
$81
$71
$66
2012
2013
2014
ATC
WEC portion (26.2%)

Wisconsin Energy Corporation

Wholesale Electric Transmission
ATC Expected Growth
Key Assumptions
ATC rate base at year end 2012 is
projected to be about $2.7 billion
ATC projects a need for $3.8-$4.4
billion of transmission improvements
in its footprint from 2011 to 2020
Implies average $38 million effective
annual rate base growth for WEC
from 2012 to 2014
Excludes potential transmission
projects outside ATC’s traditional
footprint
Projected Capital Expenditures
(Millions of Dollars)

Wholesale Electric Transmission
DATC
Non-exclusive joint venture between Duke Energy and ATC
(DATC) announced in April 2011
Adds potential investment opportunities outside ATC’s
current footprint
Ownership is split 50/50 between Duke and ATC
In September, DATC submitted the first set of proposed
transmission projects to MISO’s Midwest Transmission
Expansion Plan
Seven new transmission lines, located in five Midwestern states
Total cost of approximately $4 billion
Phased in over the next 10 years
Projects are subject to regulatory approval
Potential impact on WEC
No significant capital deployment expected until 2015
Earnings impact  anticipated in 2015 and beyond

Projected Earnings Base for 2011 – 2013
Major Segment Contributions
2011A 2012E 2013E
Electric and Gas Utilities $1.44 $1.46 to $1.51 $6.8 billion rate base
Power the Future
(1)
$0.66 $0.67 $0.68
Wholesale Electric Transmission
(2)
$0.16 $0.17 $0.18
Unallocated holding company debt ($0.08) ($0.06) ($0.05)
$2.18 $2.24 to $2.29
(1)
Includes allocation of approximately $375 million of 6.25% rate holding company debt
(2)
26.2% Investment in ATC

Forecast of Electric Sales
2012 vs. 2011 Actual and Normalized
2012 Forecast vs.
2011 Actual
2012 Forecast vs.
2011 Normalized
Residential -1.1% 0.0%
Small C&I 0.9% 0.6%
Large C&I (ex. Mines) -2.3% -2.4%
Total Large C&I -7.1% -7.2%
Total Retail -0.8% -2.4%

Dividend Growth
Accelerating Dividend Payout
The directors raised the quarterly dividend in January
to 30 cents a share – equivalent to an annual rate of
$1.20 a share
15.4 percent increase over the 2011 amount
Our policy is to move to a dividend payout ratio that is
competitive with our peers
Trending to a 60 percent payout ratio in 2014
This policy should support average annual dividend
increases of more than 10 percent from 2012 to 2014

Share Repurchases
$100 Million Repurchased in 2011
To maintain appropriate financial strength and provide
value to our investors, we are implementing a share
repurchase plan
Buy back up to $300 million of Wisconsin Energy common stock through open market purchases or privately negotiated
transactions through the end of 2013
Through December 2011 repurchased approximately 3.2 million
shares at an average price of $30.79 a share.
The final size of the program will be based on actual
capital spending
We do not expect to issue any additional shares

Potential Investment Opportunities
Multiple Options Being Evaluated
Investment in fuel blending at new Oak Creek
coal units
Additional investment in aging gas and electric
distribution infrastructure
Renewable energy investments beyond 2016
Investment in aging generation facilities such as
hydro rebuilds
Investment required to meet future EPA rules
Divestiture of energy assets by the State of Wisconsin

Key Takeaways on Wisconsin Energy
Solid Growth with a Lower Risk Profile
Power the Future program now complete
Highly visible earnings and strong cash flow
Well managed utility franchises with rate base growth
Investment in American Transmission Company
provides an additional regulated growth opportunity
Positioned to deliver among the best risk-adjusted
returns in the industry
Positive free cash flow
Best in class dividend growth story

Appendix

Regulatory Environment
Wisconsin Commissioners
Name Party
Began
Serving
Term
Ends
Phil
Montgomery
Chairman
R 03/2011 03/2017
Eric Callisto D 05/2008 03/2015
Ellen Nowak R 07/2011 03/2013
Wisconsin Commission
3 Commissioners
Gubernatorial appointment,
Senate confirmation
Chairman: Gubernatorial
appointment
Terms
6 year—staggered terms
Michigan Commission
3 Commissioners
Gubernatorial appointment,
Senate confirmation
Chairman: Gubernatorial
appointment
Terms
6 year—staggered terms
Michigan Commissioners
Name Party
Began
Serving
Term
Ends
John D.
Quackenbush
Chairman
R 10/2011 07/2017
Greg R. White I 12/2009 07/2015
Orjiakor Isiogu D 8/2007 07/2013

Power the Future Investments
Natural Gas Coal
Capacity 1,090 MW 1,030 MW
Investment $664 million $2.0 billion
ROE 12.7% 12.7%
Equity 53% 55%
Initial Lease Term 25 Years 30 Years
In-service Dates Unit 1 – July 16, 2005
Unit 2 – May 23, 2008
Unit 1 – February 2, 2010
Unit 2 – January 12, 2011
1
All capacity and investment amounts reflect WEC ownership only.
1

2011 Retail KWh Sales Mix

Other
1%
Residential
30%
Large C&I
37%
Small C&I
32%

2011 Retail Revenues

Other
1%
Large C&I
26%
Residential
39%
Small C&I
34%

Wisconsin Energy Corporation

Wisconsin Energy
Electric Retail Customer Base
C&I Sector
Small & Large
% of 2011
Electric
C&I Sales
Office 12.2%
Mining 11.9%
Retail 6.1%
Primary Metals 5.9%
Health Care 5.5%
Paper & Products 5.5%
Food 4.7%
Education 4.7%

Financing Policy
Capital Structure Goals
Maintain our current credit ratings
Debt/Capital Ratio as of 12/31/2011
Actual ratio was 57.1%
Adjusted ratio was 54.1%
Adjusted assumes half of $500 million of hybrid
securities are treated as common equity